                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2001



                              SUSQUEHANNA MEDIA CO.
               (Exact name of registrant as specified in charter)


          Delaware                    333-80523                23-2722964
(State of other jurisdiction         (Commission             (IRS employer
    of incorporation)                file number)         identification  no.)

                     140 East Market Street, York, PA 17401
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (717) 848-5500

Item 5.  Other Events

         Susquehanna Media Co. (Media) reported $84.2 million in consolidated revenues for the third quarter ended September 30, 2001. Revenues grew $1.7 million or 2% over third quarter 2000. Quarterly operating income of $15.9 million represented a $2.8 million or 15% decrease compared to the same quarter in 2000. Adjusted EBITDA of $28.8 million was $0.5 million or 2% lower than last year's third quarter.

         A conference call is scheduled to review Susquehanna Media Co.'s 2001 third quarter results on Tuesday, November 6, 2001 at 11:00 am EST. To participate in this conference call, please dial (800) 403-2010. The participant code is 806122.

         A press release is attached as Exhibit 99.

                                     ******

         Some of the statements herein and in the attached press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," or "anticipates' or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than of historical facts included herein, including those regarding market trends, the Company's financial position, business strategy, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in the Company's markets), terrorist acts or adverse reactions to United States anti-terrorism activities, acquisition opportunities, expectations and estimates concerning future financial performance, financing plans, the Company's ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting the Company's business, nonrenewal of cable franchises, decreases in the Company's customers advertising and entertainment expenditures and other factors over which the Company may have little or no control.

Item 7. Financial Statements and Exhibits

        The exhibit(s) filed herewith are set forth on the Exhibit Index hereto.

                                  EXHIBIT INDEX
                                  -------------

         The following exhibit is filed herewith:

    Exhibit No.         Description
    -----------         -----------

          99            Press Release dated November 2, 2001

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 2, 2001        SUSQUEHANNA MEDIA CO.
                               (Registrant)


                               By:  /s/ John L. Finlayson
                                   ------------------------------------------
                                   John L. Finlayson
                                   Vice President and Principal Financial and
                                      Accounting Officer